Long-Term Debt And Other Borrowing Arrangements	6 Months Ended
Jun. 26, 2011
Long-Term Debt And Other Borrowing Arrangements
Long-Term Debt And Other Borrowing Arrangements

11. LONG-TERM DEBT AND OTHER BORROWING ARRANGEMENTS

Long-term debt and other borrowing arrangements consisted of the following components:

	Maturity	June 26, 2011	December 26, 2010
		(In thousands)
Senior notes, at 7 7/8%, net of unaccreted discount	2018	$496,618	$496,393
The Exit Credit Facility with one term note payable at 4.6875% and one term note payable at 9.00% which the Company had funds borrowed at 4.2368%	2012-2014	582,337	632,500
	2012	380,000	205,300
ING Credit Agreement (defined below) with notes payable at LIBOR plus 1.65% to LIBOR plus 3.125%	2011	—	—
JBS USA Holdings Subordinated Loan Agreement with one term note payable at 9.845%	2015	50,000	—
Other	Various	4,932	5,111

Long-term debt		1,513,887	1,339,304
Less: Current maturities of long-term debt		(15,607)	(58,144)

Long-term debt, less current maturities		$1,498,280	$1,281,160

Senior and Subordinated Notes

On December 15, 2010, the Company closed on the sale of $500.0 million of 7 7/8% Senior Notes due in 2018 (the "2018 Notes"). The 2018 Notes are unsecured obligations of the Company and are guaranteed by one of the Company's subsidiaries. Interest is payable on December 15 and June 15 of each year, commencing on June 15, 2011. Additionally, we have an aggregate principal balance of $3.9 million of 7 5/8% senior unsecured notes, 8 3/8% senior subordinated unsecured notes and 9 1/4% senior unsecured notes outstanding at June 26, 2011.

On June 23, 2011, the Company entered into the Subordinated Loan Agreement with JBS USA (the "Subordinated Loan Agreement"), which provided an aggregate commitment of $100.0 million. On June 23, 2011, JBS USA made a term loan to the Company in the principal amount of $50.0 million. In addition, JBS USA agreed to make an additional one-time term loan in the principal amount of $50.0 million if the Company's availability under the revolving loan commitment in the Exit Credit Facility is less than $200.0 million. The commitment, under the Subordinated Loan Agreement, will terminate on the earlier to occur of (i) the date on which all amounts owing under the Exit Credit Facility are due and payable in accordance with its terms or (ii) June 27, 2015. Loans under the Subordinated Loan Agreement mature on June 28, 2015.

Exit Credit Facility

Upon exiting from bankruptcy, Pilgrim's and certain of its subsidiaries entered into the Exit Credit Facility, which provided for an aggregate commitment of $1.75 billion. The facility consisted of a three-year $600.0 million revolving credit facility, a three-year $375.0 million Term A facility and a five-year $775.0 million Term B facility. The Exit Credit Facility also includes an accordion feature that allows us, at any time, to increase the aggregate revolving loan commitment by up to an additional $250.0 million and to increase the aggregate Term B loans commitment by up to an additional $400.0 million, in each case subject to the satisfaction of certain conditions, including an aggregate cap on all commitments under the Exit Credit Facility of $1.85 billion. On January 13, 2011, we increased the amount of the revolving loan commitments under the Exit Credit Facility to $700.0 million. On April 22, 2011, we increased the amount of the sub-limit for swingline loans under the Exit Credit Facility to $100.0 million. The Term A loan was repaid on December 15, 2010 with proceeds from the 2018 Notes. The revolving loan commitment and the Term B loans will mature on December 28, 2014.

On June 26, 2011, a principal amount of $582.3 million under the Term B loans commitment and $380.0 million under the revolving loan commitment were outstanding. On December 28, 2009, the Company paid loan costs totaling $50.0 million related to the Exit Credit Facility that it recognized as an asset on its balance sheet. The Company amortizes these capitalized costs to expense over the life of the Exit Credit Facility.

Subsequent to the end of each fiscal year, a portion of our cash flow must be used to repay outstanding principal amounts under the Term B loans. In April 2011, the Company paid approximately $46.3 million of its excess cash flow toward the outstanding principal under the Term B loans. After giving effect to this prepayment and other prepayments of the Term B loans, the Term B loans must be repaid in 16 quarterly installments of approximately $3.9 million beginning on April 15, 2011, with the final installment due on December 28, 2014. The Exit Credit Facility also requires us to use the proceeds we receive from certain asset sales and specified debt or equity issuances and upon the occurrence of other events to repay outstanding borrowings under the Exit Credit Facility.

Actual borrowings by the Company under the revolving credit commitment component of the Exit Credit Facility are subject to a borrowing base, which is a formula based on certain eligible inventory, eligible receivables and restricted cash under the control of CoBank ACB, as administrative agent under the Exit Credit Facility. As of June 26, 2011, the applicable borrowing base was $700.0 million, the amount available for borrowing under the revolving loan commitment was $279.8 million and outstanding borrowings and letters of credit under the revolving loan commitment were $380.0 million and $40.2 million, respectively.

Under the Exit Credit Facility, JBS USA, the Company's majority stockholder, or its affiliates may make loans to the Company on a subordinated basis on terms reasonably satisfactory to the agents under the Exit Credit Facility and up to $200.0 million of such subordinated indebtedness may be included in the calculation of EBITDA (as defined in the Exit Credit Facility).

The Exit Credit Facility contains financial covenants and various other covenants that may adversely affect our ability to, among other things, incur additional indebtedness, incur liens, pay dividends or make certain restricted payments, consummate certain assets sales, enter into certain transactions with JBS USA and our other affiliates, merge, consolidate and/or sell or dispose of all or substantially all of our assets.

On June 23, 2011, the Company entered into an amendment to the Exit Credit Facility, which, among other things, temporarily suspended the requirement for the Company to comply with the fixed charge coverage ratio and senior secured leverage ratio financial covenants until September 23, 2012 and modified the consolidated tangible net worth financial covenant. The Company is currently in compliance with the required tangible net worth covenant. However, if chicken prices and feed ingredient prices fail to improve relative to current levels, the Company's ability to maintain compliance with this financial covenant could be materially jeopardized.

ING Credit Agreement

On September 25, 2006, Avícola Pilgrim's Pride de México, S. de R.L. de C.V., a wholly owned subsidiary of the Company, entered into a secured revolving credit agreement (the "ING Credit Agreement") with ING Capital, LLC, as agent and the lenders party thereto. The ING Credit Agreement has a final maturity date of September 25, 2011 and a revolving commitment of 557.4 million Mexican pesos, a US dollar-equivalent $46.8 million at June 26, 2011. There were no outstanding borrowings under the ING Credit Agreement at June 26, 2011.